Name of Trust: VALIC Co II

Name of Fund: Small Cap Growth Fund

"Name of Sub-Adviser: J.P. Morgan Investment Management Inc.



QUARTER ENDED: 08/31/2016

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters

         J.P. Morgan

         Cowen and Company
         RBC Capital markets
         Stifel/SunTrust Robinson Humphrey




2	Name of Issuer Spark Therapeutics Inc.(once) Secondary



3	Title of Security  Equity Spark Therapeutics Inc.


4	Date of First Offering	06/15/2016


5	Amount of Total Offering  $157,500,000


6	Unit Price		     $45.00


7	Underwriting Spread or Commission  $2.70


8	Dollar Amount of Purchases	$99,000


9	Number of Shares Purchased   2,200





10	Percentage of offering purchased
		by portfolio	    0.06%


11	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Cowen and Company LLC




12     Is the Adviser, any Subadviser
        or any person of which the Adviser
        or Subadviser is an "affiliated		Yes
        person", a Manager or Co-Manager
        of Offering?

13	Were Purchases Designated as Group
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?			No


14     was the offering fully subscribed   Yes




Name of Fund: Small Cap Growth Fund

"Name of Sub-Adviser: J.P. Morgan Investment Management Inc.



QUARTER ENDED: 08/31/2016

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters

         J.P. Morgan

         Allen and Company
         Pacific Crest Securities
         JMP Securities




2	Name of Issuer Twilio Inc(TWLO) IPO



3	Title of Security  Equity


4	Date of First Offering	06/23/2016


5	Amount of Total Offering  $150,000,000


6	Unit Price		     $15.00


7	Underwriting Spread or Commission  $1.05


8	Dollar Amount of Purchases	$145,500


9	Number of Shares Purchased   9,700





10	Percentage of offering purchased
		by portfolio	    0.10%


11	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Goldman Sachs and Co. NY




12     Is the Adviser, any Subadviser
        or any person of which the Adviser
        or Subadviser is an "affiliated		Yes
        person", a Manager or Co-Manager
        of Offering?

13	Were Purchases Designated as Group
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?			No


14     was the offering fully subscribed   Yes




Name of Fund: Small Cap Value Fund

"Name of Sub-Adviser: J.P. Morgan Investment Management Inc.



QUARTER ENDED: 05/31/2016

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters

         J.P. Morgan

         Goldman Sachs and Co.
         Morgan Stanley
         BofA Merrill Lynch
         Citigroup
         Credit Suisse




2	Name of Issuer US Foods Holding Corp.(USFD) IPO



3	Title of Security  Equity


4	Date of First Offering	05/26/2016


5	Amount of Total Offering  $1,022,222,212


6	Unit Price		     $23.00


7	Underwriting Spread or Commission  $1.09


8	Dollar Amount of Purchases	$243,800


9	Number of Shares Purchased   10,600





10	Percentage of offering purchased
		by portfolio	    0.02%


11	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	Morgan Stanley and Co. LLC




12     Is the Adviser, any Subadviser
        or any person of which the Adviser
        or Subadviser is an "affiliated		Yes
        person", a Manager or Co-Manager
        of Offering?

13	Were Purchases Designated as Group
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?			No


14     was the offering fully subscribed   Yes






Name of Fund: Small Cap Value Fund

"Name of Sub-Adviser: J.P. Morgan Investment Management Inc.



QUARTER ENDED: 08/31/2016

Procedures Pursuant to Rule 10f-3





1	Name of Underwriters

         J.P. Morgan

         Goldman Sachs and Co.
         Morgan Stanley
         BofA Merrill Lynch
         BNP Paribas
         Credit Suisse




2	Name of Issuer First Hawaiian Inc. (FHB) IPO



3	Title of Security  Equity


4	Date of First Offering	08/04/2016


5	Amount of Total Offering  $485,000,011


6	Unit Price		     $23.00


7	Underwriting Spread or Commission  $1.04


8	Dollar Amount of Purchases	$393,300


9	Number of Shares Purchased   17,100





10	Percentage of offering purchased
		by portfolio	    0.08%


11	Name(s) of Underwriter(s) or

	Dealer(s) from whom Purchased	BofA Merrill Lynch




12     Is the Adviser, any Subadviser
        or any person of which the Adviser
        or Subadviser is an "affiliated		Yes
        person", a Manager or Co-Manager
        of Offering?

13	Were Purchases Designated as Group
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?			No


14     was the offering fully subscribed   Yes